Van Kampen Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                        July 1, 2004 - December 31, 2004



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  New   8/13/    -     103.45 $807,50  $1,500    0.19%  0.33%   Goldma  Goldma
Jersey    04                   2,355    ,000                      n,       n
Econom                                                          Sachs    Sachs
  ic                                                            & Co.,
Develo                                                          Bear,
 pment                                                          Stearn
Author                                                           s &
  ity                                                            Co.,
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                 NA,
                                                                Advest
                                                                  ,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 PNC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                 er,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Sturdi
                                                                vant &
                                                                 Co.,
                                                                 Inc,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.

 City   9/30/    -     $107.9 $176,00  1,290,    0.73%  0.28%   JPMorg    JP
  of      04             4     0,000     000                     an,    Morgan
Philad                                                          Goldma   Chase
elphia                                                            n,
 , PA                                                           Sachs
  Gas                                                           & Co.,
 Works                                                          Doley
Revenu                                                          Securi
   e                                                            ties,
 Bonds                                                          Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                Sovere
                                                                 ign
                                                                Securi
                                                                 ties
                                                                Corpor
                                                                ation,
                                                                 LLC,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y

  New   10/7/    -     $97.49 $1,468,  2,000,    0.14%  0.30%   Citigr  Citigr
Jersey    04                  395,000    000                     oup,     oup
Econom                                                          Goldma
  ic                                                              n,
Develo                                                          Sachs
 pment                                                          & Co.,
Author                                                          JPMorg
  ity                                                            an,
                                                                 A.G.
                                                                Edward
                                                                s, JB
                                                                Hanaue
                                                                 r &
                                                                 Co.,
                                                                 PNC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Ryan
                                                                Beck &
                                                                 Co.,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                 er,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Powell
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc,
                                                                Blaylo
                                                                 ck &
                                                                Partne
                                                                 rs,
                                                                 LP,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc,
                                                                First
                                                                Albany
                                                                Capita
                                                                l Inc,
                                                                  NW
                                                                Capita
                                                                 l (a
                                                                divisi
                                                                on of
                                                                Windso
                                                                  r
                                                                Financ
                                                                 ial
                                                                Group)
                                                                  ,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Sterne
                                                                , Agee
                                                                  &
                                                                Leach,
                                                                 Inc.
                                                                Citigr
                                                                 oup,
  New                                                           Goldma
Jersey  10/7/    -     $98.18 $1,468,  1,200,    0.08%  0.26%     n,    Citigr
Econom    04                  395,000    000                    Sachs     oup
  ic                                                            & Co.,
Develo                                                          JPMorg
 pment                                                           an,
Author                                                           A.G.
  ity                                                           Edward
                                                                s, JB
                                                                Hanaue
                                                                 r &
                                                                 Co.,
                                                                 PNC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Ryan
                                                                Beck &
                                                                 Co.,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                 er,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Powell
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc,
                                                                Blaylo
                                                                 ck &
                                                                Partne
                                                                 rs,
                                                                 LP,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc,
                                                                First
                                                                Albany
                                                                Capita
                                                                l Inc,
                                                                  NW
                                                                Capita
                                                                 l (a
                                                                divisi
                                                                on of
                                                                Windso
                                                                  r
                                                                Financ
                                                                 ial
                                                                Group)
                                                                  ,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Sterne
                                                                , Agee
                                                                  &
                                                                Leach,
                                                                 Inc.
  New   10/28    -     $106.6 $1,869,  2,500,    0.13%  0.54%   Goldma  Goldma
 York    /04             2    010,000    000                      n,       n
 Sales                                                          Sachs    Sachs
  Tax                                                           & Co.,
 Asset                                                          Bear,
Receiv                                                          Stearn
 able                                                            s &
Corpor                                                           Co.,
 ation                                                           Inc,
                                                                Citigr
                                                                 oup,
                                                                  MR
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co,
                                                                Inc.,
                                                                 ABN
                                                                 Amro
                                                                Financ
                                                                 ial
                                                                Servic
                                                                 es,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                 CMI
                                                                Capita
                                                                  l
                                                                Market
                                                                Invest
                                                                ment,
                                                                First
                                                                Americ
                                                                  an
                                                                Munici
                                                                pals,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                 SWS
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Advest
                                                                /Leben
                                                                thal,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Sieber
                                                                  t
                                                                Branfo
                                                                  rd
                                                                Shank,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                Fideli
                                                                  ty
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                 Bank
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation.
                                                                Bear,
                                                                Stearn
                                                                 s &
 City                                                            Co.
of New  11/5/    -     $106.6 $555,45  2,500,    0.45%  0.54%   Inc.,    Bear
 York,    04             3     0,000     000                    Citigr  Stearn
Genera                                                           oup,      s
   l                                                              MR
Obliga                                                          Beal &
 tion                                                           Compan
 Bonds                                                            y,
(fisca                                                          JPMorg
   l                                                             an,
 2005)                                                          Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Advest
                                                                /Leben
                                                                thal,
                                                                 CIBC
                                                                World
                                                                Market
                                                                s, AG
                                                                Edward
                                                                  s,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                , Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation



 Lower  11/24    -     $100.9 $125,58  2,750,    2.19%  0.60%   Bear,    Bear
Colora   /04             2     0,000     000                    Stearn  Sterns
  do                                                             s &
 River                                                           Co.
Author                                                          Inc.,
  ity                                                             AG
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Lehman
                                                                Brothe
                                                                  rs
                                                                Inc.,
                                                                First
                                                                Southw
                                                                 est
                                                                Compan
                                                                  y,
                                                                Morgan
                                                                Stanle
                                                                  y
                                                                (Morga
                                                                  n
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ),
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.